WHEN RECORDED, RETURN TO:

Zions First National Bank
Commercial Loan Department
P.O. Box 25822
One South Main Street
Salt Lake City, Utah  84125
Attention: Michael R. Brough


                       SECOND LOAN MODIFICATION AGREEMENT


     This Second Loan Modification Agreement (the "Agreement") is made and entered into effective this 30th day of June, 2000 (the "Effective Date"), by and between Evans & Sutherland Computer Corporation, a Utah corporation, whose address is 600 Komas Drive, Salt Lake City, Utah 84108 ("Borrower"); Evans & Sutherland, GMBH, a German limited company, Evans & Sutherland, Ltd., a U.K. public limited company, and Evans & Sutherland Graphics Corporation, a Utah corporation (collectively "Additional Obligors") and Zions First National Bank, a national banking association, whose address is P.O. Box 25822, One South Main Street, Salt Lake City, Utah 84125 ("Lender").

                                    RECITALS

     A. Lender and Borrower entered into a Loan Agreement dated March 31, 2000 (the "Loan Agreement"), whereby Lender agreed to make a loan to Borrower in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "Loan"), which Loan is further evidenced by a Promissory Note dated March 31, 2000 executed by Borrower for the benefit of Lender, and which Promissory Note is in the original principal amount of $15,000,000.00 (the "Original Note").

     B. Borrower's obligations under the Original Note are secured by the collateral described in the following documents:

                  (1) A Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing dated March 31, 2000 executed by Borrower, as "Trustor," to Lender, as "Trustee", for the benefit of Lender, as "Beneficiary," and which was recorded in the office of the County Recorder of Salt Lake County, State of Utah, on March 31, 2000, as Entry No. 7608227 (the "Trust Deed"). The Trust Deed encumbers Borrower's leasehold interest in real property located in Salt Lake County, State of Utah, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Property");

                  (2) An Assignment of Leases dated March 31, 2000 entered into between Borrower, as "Assignor" and Lender, as "Assignee", and which was recorded in the office of the County Recorder of Salt Lake County, State of Utah, on March 31, 2000, as Entry No. 7608229 (the "Assignment of Leases"), and which encumbers the Property; and

                  (3) An Assignment of Tenant's Interest in Ground Lease for Security dated March 31, 2000 entered into between Borrower, as "Borrower" and Lender, as "Lender", and which was recorded in the office of the County Recorder of Salt Lake County, State of Utah, on March 31, 2000, as Entry No. 7608228 (the "Assignment of Ground Lease"), and which encumbers the Property.

     The Loan Agreement, Original Note, Trust Deed, Assignment of Leases, Assignment of Ground Lease, and all other documents defined as Loan Documents in the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents".

     C. On or about May 11, 2000, Lender and Borrower entered into that certain Modification Agreement and Consent, whereby Lender consented to a particular and limited waiver of the provisions of Section 5.14 of the Loan Agreement.

     D. On or about May 31, 2000. Lender and Borrower entered into that certain Supplemental Letter of Credit and Reimbursement Agreement (the "LC Agreement") and a Managed Agency Account Assignment (the "MAA Assignment"), whereby Borrower could obtain the issuance of letters of credit beyond the amount established in the Loan Agreement, securing said additional letters of credit with investment property held by Lender in the Managed Account according to the terms set forth in said documents.

     E. Lender and Borrower now again desire to modify the Loan Documents on the terms set forth below, which include among other things the assumption of joint and several liability of Borrower's repayment obligations under the Original Note (as hereby modified), by the Additional Obligors.

                                    AGREEMENT

     In exchange for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Borrower, Additional Obligors and Lender agree as follows:

     1. Reaffirmation of the Trust Deed. Borrower and Lender agree and acknowledge that it was their intention at the time of the execution of the Trust Deed, that the Trust Deed encumber the Property, and it continues to be the intention of all parties hereto that the Trust Deed, as amended, supplemented and extended, continue, without interruption, to encumber the Property.

     2. Renewal Note. In connection with this Agreement, Borrower and Additional Obligors agree to execute and deliver to Lender a Renewal and Substitute Promissory Note in a form and substance acceptable to Lender dated the Effective Date, in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "Renewal Note"), which Renewal Note replaces the Original Note.

     3. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

          (a) Section 1.1.27 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

          1.1.27 "Note" means the Renewal and Substitute Promissory Note dated June 30, 2000, and executed in connection with the Loan.

          (b) Section 2.2, Interest Rate and Payment, of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               2.2 Interest Rate and Payment. The Loan shall be payable on the date and upon the terms and conditions set forth in the Note.

          (c) Section 2.3.2, Quarterly Fees, of the Loan Agreement shall be deleted in its entirety. A one-time extension fee shall be paid in accordance with paragraph 8(a) below.

          (d) Section 2.6, Letter of Credit Facility, of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               2.6 Letter of Credit Facility. Borrower is authorized to utilize the Loan for the purpose of obtaining the issuance of one or more letter(s) of credit by Lender, up to Fifteen Million Dollars ($15,000,000), the full original principal balance of the Loan, for use in Borrower's business operations. Upon issuance of any letter of credit and continuing until the cancellation or termination thereof, Lender shall reserve the amount of the letter of credit from the Loan proceeds, which reserved amount shall not be available for other Borrower draws or advances, whether or not any claim is actually made against the letter of credit. Any amount reserved for a letter of credit shall not bear interest unless and until any amounts are drawn thereon and then only to the extent of said draws. In addition to any fees assessed under the Letter of Credit Reimbursement Agreement to be executed by Borrower with issuance of any letter of credit, Borrower shall pay to Lender a fee upon the issuance of any letter of credit which shall be calculated as follows:

                    (a) Upon the  issuance of any Letter of Credit  issued up to the aggregate amount of the Loan and secured pursuant to the terms of this Loan Agreement, Borrower shall pay a fee equal to four percent (4%) per annum of the amount of said letter of credit.

                    (b) Upon the  issuance  of any  Letter of  Credit  issued by
               Lender in the aggregate amount of not more than $6,000,000 in excess of the $15,000,000 Loan amount, which additional Letter of Credit is secured by that certain Managed Account Assignment Agreement dated May 31, 2000 as amended, Borrower shall pay a fee equal to two percent (2%) per annum of the amount of said Letter of Credit.

               The  maturity  of any letter of credit  issued  pursuant  to this
          Section 2.6 may extend at the election of Borrower up to ninety (90) days beyond the maturity date of the Loan. However, any such extension shall not effect any extension upon any other obligation or other covenant under taken by Borrower in the Loan Documents, except as specifically set forth in those certain documents executed concurrently with the issuance of the letter of credit.

          (e) Section 5.13, Dividends and Loans, of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               5.13 Dividends and Loans. Borrower shall not (a) declare or pay any dividends except as are mandatorily required on Borrower's preferred stock, (b) purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding in excess of $2,000,000.00 for any year, (c) make any distribution of assets to its stockholders, investors, or equity holders, whether in cash, assets, or in obligations of Borrower, (d) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of any shares of its capital stock or equity interests in excess of $2,000,000.00 for any year, or (e) make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock or equity interests, in excess of $250,000.00. It is expressly agreed upon between Borrower and Lender that this covenant does not apply to any distributions or loans made by Borrower to any of the Additional Obligors.

               Borrower shall not make any loans or pay any advances of any nature whatsoever to any person or entity, except advances in the ordinary course of business to vendors, suppliers, and contractors. It is expressly agreed upon between Borrower and Lender that this covenant does not apply to any distributions or loans made by Borrower to any of the Additional Obligors.

          (f) Based upon Borrower's projected preliminary financial information which has been disclosed to Lender prior to and in an effort to avoid any event of default under the Loan Documents, Section 5.15, Net Earnings, of the Loan Agreement shall be deleted in its entirety and replaced with the following:

               5.15 Maximum Cumulative Year-to-Date Loss. Borrower shall provide Lender with evidence satisfactory to Lender that Borrower's maximum cumulative net year to date operating loss before taxes and extraordinary gains or other income as of (i) June 30, 2000 is no greater than $38,500,000, (ii) September 30, 2000 is no greater than $40,000,000, and (iii) December 31, 2000 is no greater than $40,000,000.

          (g) Based upon Borrower's projected preliminary financial information which has been disclosed to lender prior to and in an effort to avoid any default under the Loan Documents, Section 5.16 Net Working Capital, of the Loan Agreement shall be deleted in its entirety and replaced with the following:

     4. Net Working Capital. Borrower shall achieve and maintain minimum Net Working Capital at the end of the second, third and fourth calendar quarters of the year 2000 in the amount of at least $60,000,000. For purposes of this
Section 5.16, net working capital is defined as adjusted current assets less current liabilities. Adjusted current assets is defined as current assets less that portion of unbilled costs which exceeds the maximum unbilled costs allowed in each quarter as shown below, and less all current portions of deferred income taxes:


------------------------------ ---------------------------- --------------------------- ----------------------------

                                     Second Quarter                Third Quarter              Fourth Quarter
                                          2000                         2000                        2000
------------------------------ ---------------------------- --------------------------- ----------------------------
------------------------------ ---------------------------- --------------------------- ----------------------------

Maximum Unbilled Costs                 $70,000,000                  $67,500,000                 $65,000,000
------------------------------ ---------------------------- --------------------------- ----------------------------

     5. Inclusion of the Renewal Note in the Indebtedness Secured by the Trust Deed. The Trust Deed is hereby amended to include in the indebtedness secured by the Trust Deed, and any other obligations of Borrower under and pursuant to the Loan Documents, the Renewal Note (which replaces the Original Note). Specifically, the second paragraph on Page 1 of the Trust Deed is hereby amended to read in its entirety as follows:

          Beneficiary has made a loan to Trustor in the amount of Fifteen Million Dollars ($15,000,000.00) (the "Loan"). The Loan is evidenced by a Renewal and Substitute Promissory Note dated June 30, 2000, in the original principal amount of the Loan (the "Note"). The Loan will be advanced from time to time under a Loan Agreement between Trustor and Beneficiary dated the Closing Date (the "Loan Agreement").

     6. Amendment to Assignment of Leases. Recital A of the Assignment of Leases is hereby deleted in its entirety and replaced by the following:

          Pursuant to the Renewal and Substitute Promissory Note dated June 30, 2000, in which Assignor appears as "Borrower" and Assignee appears as "Lender" and which is in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "Note"), and pursuant to the Loan Agreement dated the Closing Date wherein Assignor appears as "Borrower" and Assignee appears as "Lender" (the "Loan Agreement"), Assignee has loaned the proceeds of the Note to Assignor.

     7. Amendment to Assignment of Ground Lease. Recital A of the Assignment of Ground Lease is hereby deleted in its entirety and replaced by the following:

          Pursuant to the Renewal and Substitute Promissory Note dated June 30, 2000, in which Borrower appears as "Borrower" and Lender appears as "Lender" and which is in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "Note"), and pursuant to the Loan Agreement dated the Closing Date wherein Borrower appears as "Borrower" and Lender appears as "Lender" (the "Loan Agreement"), Assignee has loaned the proceeds of the Note to Borrower.

     8. Amendment to Loan Documents. The Loan Documents are hereby amended as follows:


          (a) Renewal Note. To the extent not otherwise provided in this Agreement, the Loan Documents are hereby amended to include in the indebtedness secured by the Collateral for the Loan Documents, and any other obligations of Borrower under and pursuant to the Loan Documents, the Renewal Note (which replaces the Original Note). Lender, Borrower and Additional Obligors agree and acknowledge that the Renewal Note is secured by the Trust Deed, as amended, supplemented and modified.

          (b)  Amendments.   To  the  extent  not  otherwise  provided  in  this
     Agreement, the Loan Documents are hereby amended to be consistent with all of the terms and conditions of this Agreement.

     9. Conditions to Loan Modification. This Agreement shall become effective from and after the satisfaction of each of the following conditions to Lender's satisfaction:

          (a) Prior to or concurrently with the execution of this Agreement, Borrower shall have paid to Lender a loan extension fee in the amount of $320,000.00, and an amount equal to all legal fees and expenses incurred by Lender in connection with this Agreement.

          (b) Borrower shall have provided Lender an endorsement to the Title Policy, which endorsement must be acceptable in form and content to Lender and Lender's counsel and must provide that (1) the Trust Deed continues to constitute a first lien against the Property subject only to the exceptions to title listed on Schedule B - Part I of the Title Policy; and (2) the Trust Deed, as amended, supplemented and extended, continues to secure the Renewal Note pursuant to this Agreement.

          (c) Borrower and Additional Obligors shall have executed and delivered this Agreement and the Renewal Note to Lender and this Agreement has been recorded in the office of the County Recorder of Salt Lake County, State of Utah.

     10. Clarification of terms "Accounts" and "Inventory". Borrower and Lender agree and acknowledge that any and all references to the word "accounts" in the Trust Deed and other Loan Documents was intended and does include all accounts as defined in the Uniform Commercial Code, including, but not limited to, accounts receivable of Borrower. Borrower and Lender further agree and acknowledge that any and all references to the word "inventory" in the Trust Deed and other Loan Documents was intended and does include all inventory of Borrower, as defined in the Uniform Commercial Code, including, but not limited to, all inventory which is not related to the Property, except to the extent that certain inventory is expressly exempted from the security interest created in the Loan Documents.

     11. Waiver and Release of Claims. Borrower (i) represents that Borrower has no defenses to or setoffs against any indebtedness or other obligations owning to Lender or Lender's affiliates, nor claims against Lender or Lender's affiliates for any matter whatsoever, related or unrelated to any indebtedness or other obligations owing to Lender or Lender's affiliates, and (ii) releases Lender and Lender's affiliates from all claims, causes of action, and costs, in law or equity, existing as of the date of this Agreement, which Borrower has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to any indebtedness or other obligations owing to Lender or Lender's affiliates, including the subject matter of this Agreement. This provision shall not apply to claims for performance of express contractual obligations owing to Borrower by Lender o Lender's affiliates.

     12. Survival of Obligations; Continuation of Terms of Loan Documents. Lender and Borrower agree that the Trust Deed, together with all of Borrower's obligations thereunder, shall, except to the extent expressly modified by this Agreement, remain in full force and effect and survive the execution of this Agreement. Except as expressly modified by this Agreement, all terms and conditions of the Loan Documents shall continue in full force and effect.

     13. Execution of Additional Documents. Borrower hereby agrees to sign such further and additional documents and instruments as Lender may require to give full effect to this Agreement.

     14. Representations, Warranties, Covenants and Agreements. Borrower represents, warrants, and agrees that, except as heretofore communicated to Lender in writing, the representations, warranties, covenants and agreements of Borrower contained in the Loan Documents as modified herein (a) are true and accurate as of the date of this Agreement, (b) are hereby remade and reaffirmed by Borrower, and (c) are in full force and effect as of the date of this Agreement, enforceable in accordance with their terms. Borrower further represents and warrants that Borrower is not in default under any of the terms and conditions of the Loan Documents, and no conditions exist which, with the passage of time, the giving of notice, or both, would constitute a default under the Loan Documents.

     15. Defined Terms. Unless otherwise defined in this Agreement, capitalized terms hereinafter used have the meaning given them in the Loan Agreement.

     16. Governing Law. This Agreement and all matters relating to this Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State of Utah.

     17. Integrated Agreement and Subsequent Amendment. This Agreement, the Loan Documents, the Renewal Note, and the other agreements, documents, obligations, and transactions contemplated by the Loan Agreement and this Agreement constitute the entire agreement between Lender and Borrower with respect to the subject matter of the agreements, and may not be altered or amended except by written agreement signed by Lender and Borrower. PURSUANT TO UTAH CODE SECTION 25-5-4, BORROWER IS NOTIFIED THAT THESE AGREEMENTS ARE A FINAL EXPRESSION OF THE AGREEMENTS BETWEEN LENDER AND BORROWER AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

         DATED:   June 30, 2000.

                                     BORROWER

                                     EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation


                                     By: /s/ Richard J. Gaynor
                                        -----------------------
                                     Richard J. Gaynor
                                     Vice President and Chief Financial Officer

                                     ADDITIONAL OBLIGORS

                                     EVANS & SUTHERLAND, GMBH,
                                     a German limited company



                                     By: /s/ David Janke
                                        -----------------------
                                     David Janke
                                     Its: Managing Director

                                     EVANS & SUTHERLAND, LTD.,
                                     a U.K. public limited company



                                     By: /s/ Stuart Anderson
                                        -----------------------
                                     Stuart Anderson
                                     Its: Managing Director


                                     EVANS & SUTHERLAND GRAPHICS CORPORATION, a Utah corporation



                                     By: /s/ Mark McBride
                                        -----------------------
                                     Mark McBride
                                     Its: Secretary



                                     LENDER

                                     ZIONS FIRST NATIONAL BANK,
                                     a national banking association



                                     By: /s/ Michael R. Brough
                                        -----------------------
                                     Michael R. Brough
                                     Vice President

STATE OF UTAH                               )
                                            : ss.
COUNTY OF SALT LAKE                         )

     The foregoing instrument was acknowledged before me this day of July, 2000, by Richard J. Gaynor, Vice President and Chief Financial Officer of Evans & Sutherland Computer Corporation, a Utah corporation.



                                                     NOTARY PUBLIC

My Commission Expires:                               Residing At:






STATE OF UTAH              )
                                    : ss.
COUNTY OF SALT LAKE        )

     The foregoing instrument was acknowledged before me this day of July, 2000, by David Janke, Managing Director of Evans & Sutherland, GMBH, a German limited company.



                                                     NOTARY PUBLIC

My Commission Expires:                               Residing At:

STATE OF UTAH              )
                                    : ss.
COUNTY OF SALT LAKE        )

     The foregoing instrument was acknowledged before me this day of July, 2000, by Stuart Anderson, Managing Director of Evans & Sutherland, Ltd., a U.K. public limited company.



                                                     NOTARY PUBLIC

My Commission Expires:                               Residing At:





STATE OF UTAH              )
                                    : ss.
COUNTY OF SALT LAKE        )

     The foregoing instrument was acknowledged before me this day of July, 2000, by Mark McBride, Secretary of Evans & Sutherland Graphics Corporation, a Utah corporation.



                                                     NOTARY PUBLIC

My Commission Expires:                               Residing At:

STATE OF UTAH              )
                                    :  ss.
COUNTY OF SALT LAKE        )

     The foregoing instrument was acknowledged before me this day of July, 2000, by Michael R. Brough, Vice President of Zions First National Bank, a national banking association.




                                                     NOTARY PUBLIC

My Commission Expires:                               Residing At:

                                    EXHIBIT A

                            REAL PROPERTY DESCRIPTION


     The real property located in Salt Lake County, State of Utah, and more particularly described as follows:

                                 [see attached]

















                                       A-1